UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549
                             ____________

                              FORM 8-K

                           CURRENT REPORT
                   Pursuant to Section 13 or 15(d)
              of the Securities Exchange Act of 1934



                         October 29, 2003
______________________________________________________________________________
        Date of report (Date of earliest event reported)



                   Willow Grove Bancorp, Inc.
______________________________________________________________________________
     (Exact name of registrant as specified in its charter)



      Pennsylvania                  000-49706                 80-0034942
______________________________________________________________________________
(State or other jurisdiction  (Commission File Number)  (IRS Employer
of incorporation)                                      Identification No.)



Welsh and Norristown Roads, Maple Glen, Pennsylvania          19002
______________________________________________________________________________
(Address of principal executive offices)                    (Zip Code)



                             (215) 646-5405
______________________________________________________________________________
           (Registrant's telephone number, including area code)




                             Not Applicable
______________________________________________________________________________
     (Former name or former address, if changed since last report)


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits:

          Number    Description
          ------    --------------------------------------------------

          99.1      Press Release announcing first quarter
                    results, declaration of a cash dividend and authorization of a stock repurchase program.


Item 12.  Results of Operations and Financial Condition
          ---------------------------------------------

     On October 29, 2003, Willow Grove Bancorp, Inc. (the "Company") issued a press release announcing its results of operations for the quarter ended September 30, 2003, the declaration of a cash dividend payable on November 21, 2003 to stockholders of record on November 7, 2003 and the authorization of a repurchase program for up to 5% of the Company's common stock.

     The Company's press release dated October 29, 2003, is attached hereto as an exhibit to this Form 8-K and is incorporated herein by reference. The press release attached hereto is being furnished to the SEC and shall not be deemed to be "filed" for any purpose.















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                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              WILLOW GROVE BANCORP, INC.



  Date: October 29, 2003      By:  /s/ Christopher E. Bell
                                   ------------------------------
                                   Christopher E. Bell
                                   Chief Financial Officer























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                         EXHIBIT INDEX



Exhibit Number             Description
--------------             -------------------------------------

99.1                       Press Release dated October 29, 2003